Exhibit 99.2

MALVERN Annual Meeting January 28, 2010

MALVERN Forward-Looking Statements Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations hereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Malvern Federal Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: "believe", "expect", "anticipate", "intend", "plan", "estimate", or words of similar meaning, or future or conditional terms such as "will", "would", "should", "could", "may", "likely", "probably", or "possibly." Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Malvern Federal Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Malvern Federal Bancorp, Inc. is or will be doing business, being less favorable than expected;(6) political and social unrest, including acts of war or terrorism; or (7) legislation or changes in regulatory requirements adversely affecting the business in which Malvern Federal Bancorp, Inc. is engaged. Malvern Federal Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms "we," "our," "us," or the "Company" refer to Malvern Federal Bancorp, Inc., a Federal corporation, and the term the "Bank" refers to Malvern Federal Savings Bank, a federally chartered savings bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. 2

MALVERN Company Overview

MALVERN Overview of Malvern Federal Bancorp, Inc. o Malvern Federal Savings Bank, a federally chartered savings bank organized in 1887, is the wholly owned subsidiary of Malvern Federal Bancorp, Inc. o On May 19, 2008, Malvern Federal Savings Bank completed its reorganization into the mutual holding company form by completing its initial IPO raising $26.5 million. o Malvern Federal Bancorp trades on the NASDAQ National Market under the symbol MLVF. o Malvern Federal conducts its business from its headquarters and seven financial centers located throughout Chester County, Pennsylvania. We plan to expand into Concordville, located in Delaware County, in 2010 when we open our proposed eighth full-service financial center. o As of September 30, 2009, we had $691.6 million in total assets, $593.6 million in net loans, $516.5 million in deposits and $69.8 million in shareholders' equity. 4

M A L V E R N

Malvern Federal Savings Bank Branch Locations

Headquarters
★42 East Lancaster Ave.
Paoli

Banking Offices
- Paoli Financial Center
  34 East Lancaster Ave.
- Malvern Financial Center
  100 West King Street
- Exton Financial Center
  109 North Pottstown Pike
- Lionville Financial Center
  537 West Uwchlan Ave.
- Coventry Financial Center
  1000 Ridge Road
- Berwyn Financial Center
  650 Lancaster Ave.
- Westtown Financial Center
  100 Skiles Boulevard

Proposed Branch
- Route 1/Baltimore Pike
  Concordville


PENNSYLVANIA
PHILADELPHIA
Coventry
Lionville
Exton
Malvern
Paoli
Berwyn
Westtown
Chester County

MALVERN FEDERAL BANCORP INC.

5

MALVERN Market Share in Chester County o The population change from 2000-2009 for Chester County was 15.29% compared to 2.59% for Pennsylvania and 10.06% for the United States. o Median household income for 2009 for Chester county was $87,308 compared to $53,225 for Pennsylvania and $54,719 for the United States. 6/30/09 6/30/09 Total Total Number Deposits in Market of Market Share Rank Institution (ST) Type Branches ($000) (%) 1 Wells Fargo & Co. (CA) Bank 18 1,479,482 14.49 2 National Penn Bancshares Inc. (PA) Bank 19 893,880 8.75 3 Royal Bank of Scotland Group Bank 18 872,791 8.55 4 Tower Bancorp Inc. (PA) Bank 19 862,382 8.44 5 PNC Financial Services Group (PA) Bank 12 786,856 7.70 6 Toronto-Dominion Bank Bank 10 778,974 7.63 7 Malvern Federal Bncp Inc (MHC) (PA) Thrift 7 530,420 5.19 8 First Niagara Finl Group (NY) Thrift 15 516,165 5.05 9 DNB Financial Corp. (PA) Bank 12 452,093 4.43 10 Banco Santander S.A. Bank 7 280,904 2.75 Total For Institutions In Market 203 10,212,787 Non-Retail Branches not included. Source: SNL Financial 6

MALVERN 2009 Highlights o Solid Capital Base with 10.10% Equity to Assets as of 9/30/09 o Increased Deposit Market Share in Chester County o Deposit Growth of 13.9% since 2008 o Improved Deposit Composition o Expense Controls in Place o Expansion in Noninterest Income as a Percentage of Operating Revenue 7

MALVERN Financial Highlights

M A L V E R N

Stable Asset Growth

Since fiscal 2005, we have grown our assets at a compounded annual rate of 9.2% primarily driven by loan growth.



$800.0MM
$700.0MM
$600.0MM
$500.0MM
$400.0MM
$300.0MM
$200.0MM
$487.2MM
$517.2MM
$551.9MM
$639.5MM
$691.6MM
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09

MALVERN FEDERAL BANCORP INC.

9

MALVERN Total Loan Portfolio Growth $700,000 o 1-4 Family Residential $600,000 CAGR- 9.4% o Commercial RE o Construction or $500,000 Development o Multi-Family $400,000 $416,304 $457,252 $477,588 $573,225 $595,411 o Land Loans o Commercial $300,000 o HELOC o Second Mortgages $200,000 o Other $100,000 $0 9/30/05 9/30/06 9/30/07* 9/30/08 9/30/09 Dollars in thousands. * Includes $9.3 million of loans held for sale at 9/30/07. 10

MALVERN Credit Quality Trends NPLs / Total Loans 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 0.96% 0.67% 0.60% 0.69% 0.51% 0.64% 1.52% 1.14% 2.40% 3.00% 09/30/05 09/30/06 09/30/07 09/30/08 09/30/09 MLVF Peer Average At September 30, -------------------------------------------- 2005 2006 2007 2008 2009 NPAs / Total Assets (%) 0.82 0.53 0.47 1.39 2.91 NCOs / Average Loans (%) 0.03 0.06 0.03 0.12 0.35 Allowance / NPLs (%) 80.49 124.51 190.16 63.36 40.05 Allowance / Total Loans (%) 0.78 0.74 0.95 0.96 0.96 -------------------------------------------------------------------------------- * Peers consist of public banks and thrifts located in the Mid-Atlantic region with Assets between $500 million and $1 billion and 1-4 Family Loans/Loans less than 50% 11

MALVERN Non-performing Loan Breakdown 9/30/09 9/30/08 Non-Accruing Loans: One-to-Four-Family $ 3,809 $ 1,402 Multifamily - - Commercial Real Estate 785 4,050 Construction or Development 7,086 1,695 Commercial 35 561 Home Equity Lines of Credit 407 205 Second Mortgages 2,072 672 Other 1 -- Total Non-Accruing $14,195 $ 8,585 Restructured Loans 81 103 Total Non-Performing Loans $14,276 $ 8,688 12

M A L V E R N

Deposit Growth

Since 2005, we have grown our deposits at a compounded annual rate of 7.6%.


$550.0MM
$500.0MM
$450.0MM
$400.0MM
$350.0MM
$300.0MM
$250.0MM
$385.0MM
$402.1MM
$433.5MM
$453.5MM
$516.5MM
09/30/05
09/30/06
09/30/07
09/30/08
09/30/09

MALVERN FEDERAL BANCORP INC.

13

MALVERN Fiscal Year End Deposit Composition 2005 2009 Money Market 8.79% Money Market 11.31% Transaction 14.11% Transaction 22.27% Savings 13.30% Savings 7.66% Total Time 63.80% Total Time 58.76% 14

MALVERN Fiscal Year Net Income $4.0MM $2.51MM $3.21MM $2.41MM $1.45MM $1.01MM $3.5MM $3.0MM $2.5MM $2.0MM $1.5MM $1.0MM $0.5MM $0.0MM 09/30/05 09/30/06 09/30/07 09/30/08 09/30/09 * The primary reasons for the $442,000, or 30.4% decrease in our net income in fiscal 2009 compared to fiscal 2008 were increases in other expenses of $1.9 million and in the provision for loan losses of $671,000, which was partially offset by a $1.5 million increase in net interest income, a $167,000 increase in other income and a $388,000 reduction in income tax expense. The increase in other expenses primarily was the result of a $704,000 increase in federal deposit insurance premium, as well as an $819,000 increase in salaries and employee benefits expense and a $407,000 increase in professional fees. 15

MALVERN Net Income o Factors contributing to the decrease in net income for fiscal year 2009: o A one time charge of $320,000 for the FDIC special assessment, which was fully expensed in the fiscal year ended September 30, 2009. o $532,000 in other real estate owned expense. o A loss on the sale of other real estate owned of $225,000, which decreased other income. o $671,000 increase in provision for loan losses. 16

M A L V E R N

Shareholder's Equity

Strong Capital Position



Total Equity
$75.0MM
$70.0MM
$65.0MM
$60.0MM
$55.0MM
$50.0MM
$45.0MM
$40.0MM
$35.0MM
$30.0MM
$25.0MM
MHC Offering
5/19/08
$38.3MM
$41.4MM
$44.0MM
$68.8MM
$69.8MM
09/30/05
09/30/06
09/30/07
09/30/08
09/30/09



Equity / Assets
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
7.9%
8.0%
8.0%
10.8%
10.1%
09/30/05
09/30/06
09/30/07
09/30/08
09/30/09

MALVERN FEDERAL BANCORP INC.

17

MALVERN -------------------------------------------------------------------------------- Market Statistics --------------------------------------------------------------------------------

MALVERN Dividend History Current Div Yield (%) 1.25 Description: Common Stock, $0.01 par value Common Equity Dividends Announce Date Ex-Dividend Date Pay Date Amount ($) Frequency 12/15/2009 12/29/2009 01/21/2010 0.0300 Quarterly 09/15/2009 09/28/2009 10/22/2009 0.0300 Quarterly 06/16/2009 06/26/2009 07/22/2009 0.0300 Quarterly 03/17/2009 03/27/2009 04/22/2009 0.0400 Quarterly 12/16/2008 12/29/2008 01/22/2009 0.0400 Quarterly Dividend information is only comprehensive for primary common equities. Source: SNL Securities 19

MALVERN Repurchase of Common Stock Total # of Shares Maximum # or Purchased as Part Shares that May Total # of Average of Publicly Yet be Purchased Shares Price Paid Announce Plans or Under the Plan or Period Purchased Per Share Program Program July 1 - July 31, 2009 -- $ -- -- 138,000 August 1 - August 31, 2009 -- $ -- -- 138,000 September 1 - September 30, 2009 2,000 $ 9.50 2,000 136,000 October 1 - December 31, 2009 48,000 $ 9.54 48,000 88,000 50,000 $ 9.52 50,000 88,000 20

MALVERN MLVF Stock Price Performance Since IPO - May 19, 2008 MLVF Price on 1/22/10 - $9.50 Relative Change 1.20 1.10 1.00 0.90 0.80 0.70 0.60 0.50 0.40 05/19/08 08/13/08 11/06/08 02/04/09 05/01/09 07/28/09 10/21/09 01/19/10 -5.0% -23.5% -31.1% MLVF NASDAQ Bank S&P 500 Data as of January 22, 2010 Source: SNL Financial 21

MALVERN 2010 Outlook o Continue to manage nonperforming loans o Decrease other real estate owned o Continue to manage capital o Improve deposit composition o Increase margin o Continue to add value to Malvern shareholders 22

MALVERN Questions?